OLD WESTBURY FUNDS, INC.

(the “Corporation”)

Old Westbury Large Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Global Small & Mid Cap Fund

Old Westbury Global Opportunities Fund

Old Westbury Real Return Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 18, 2013 to the

Statement of Additional Information (“SAI”) dated March 1, 2012, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the SAI. Effective immediately, the SAI is amended to replace the fourth paragraph under the heading “SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS - DERIVATIVE INSTRUMENTS” on page 8 with the following:

The Adviser has claimed an exclusion from the definition of a commodity pool operator with respect to its management of the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Therefore, the Adviser is not subject to regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts).

The Adviser has registered as a CPO with respect to its management of the Subsidiary.

Shareholders should retain this Supplement for future reference.